UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               February 1, 2019

CAMBREX CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY	07073
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:(201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

CAMBREX CORPORATION

Form 8-K

Current Report

Section 5 – Corporate Governance and Management

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 1, 2019, the Board of Directors of Cambrex Corporation approved and adopted an amendment to the Amended and Restated By-Laws of the Company (the “By-Law Amendment”).  The purpose of the By-law Amendment was to remove the forum selection provision, and the By-Law Amendment became effective immediately upon its approval by the Board.

The foregoing description of the Amended and Restated By-Laws is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto.

Item 9.01 – Exhibits

(d)Exhibit Index

Exhibit 3.1Amended and Restated By-Laws of Cambrex Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date: February 6, 2019	By: /s/Samantha Hanley
Name: Samantha Hanley
Title: Vice President